SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 28, 2004


                     SPARTECH CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


                              Delaware
                (State or Other Jurisdiction of Incorporation)

          1-5911                                  43-0761773
     (Commission File Number)                (IRS Employer Identification No.)


       120  South Central Avenue, Suite  1700,
                      Clayton, Missouri                             63105
     (Address of Principal Executive Offices)                    (Zip Code)


                         (314) 721-4242
             (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)



                             SPARTECH CORPORATION

                                   FORM 8-K


Item 5.  Other Events and Required FD Disclosure.

     Spartech Corporation, a Delaware corporation (the "Company"), filed a shelf registration statement on Form S-3 (Registration No. 333-109682) under the Securities Act of 1933, as amended, that was declared effective by the Securities and Exchange Commission on November 5, 2003 (the "Registration Statement"), in connection with the sale of shares of the Company's common stock (the "Shares"). Such Registration Statement was supplemented by a Prospectus Supplement filed with the Commission on January 28, 2004, in connection with the sale of a portion of the Shares.

     The opinion of Armstrong Teasdale LLP relating to the sale of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     See the Exhibit Index attached to this report and incorporated herein by reference.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2004

                             SPARTECH CORPORATION


                              By:/s/  Randy C. Martin
                              Randy C. Martin
                              Executive Vice President
                              and Chief Financial Officer



                                 EXHIBIT INDEX


     Exhibit
     Number    Description

     5.1       Opinion of Armstrong Teasdale LLP.

     23.1      Consent of Armstrong Teasdale LLP (included in Exhibit 5.1)